MGI FUNDS™

SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2010, AS SUPPLEMENTED ON AUGUST 13, 2010,
OCTOBER 1, 2010, OCTOBER 20, 2010, AND DECEMBER 16, 2010

The date of this Supplement is January 20, 2011.

The following changes are made in the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of MGI Funds:

1.           The following information relating to the MGI US Small/Mid Cap Growth Equity Fund is added under the caption “Fund Management—Subadvisors and Portfolio Managers,” on page 16 of the Class S Shares and Class Y Shares Prospectus:

Delaware Management Company (“Delaware”)
•
Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, Equity Analyst, joined Delaware in 2005.  Mr. Bonavico began managing an allocated portion of the Fund’s portfolio in January 2011.

•	Kenneth F. Broad, CFA, Vice President, Senior Portfolio Manager, Equity Analyst, joined Delaware in 2005. Mr. Broad began managing an allocated portion of the Fund’s portfolio in January 2011.

2.           The following information relating to the MGI US Small/Mid Cap Growth Equity Fund is added immediately following the Securities Selection paragraphs for Tygh Capital Management, Inc. on page 53 of the Class S Shares Prospectus and page 54 of the Class Y Shares Prospectus:

Delaware Management Company (“Delaware”), located at 2005 Market Street, Philadelphia, Pennsylvania  19103, serves as a subadvisor to the Fund.  Delaware is a series of Delaware Management Business Trust, which is an indirect subsidiary of Macquarie Group, Ltd.  Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment, and funds management services.  Delaware is an investment adviser registered with the SEC.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

The allocated portion of the Fund’s portfolio managed by Delaware is managed on a team basis.  Christopher J. Bonavico, CFA and Kenneth F. Broad, CFA are primarily responsible for the day-to-day management of Delaware’s allocated portion of the Fund’s portfolio.  Messrs. Bonavico and Broad joined Delaware in 2005.   Prior to joining Delaware, Messrs. Bonavico and Broad were both principals and portfolio managers at Transamerica Investment Management.  The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Delaware  researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that Delaware believes are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund's investment objective.

Delaware’s goal is to own companies that are expected to grow faster than the U.S. economy. Using a bottom-up approach, Delaware looks for companies that:

•	have large end market potential, dominant business models and strong free cash flow generation;

•	demonstrate operational efficiencies;

•	have planned well for capital allocation; and

•	have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company's potential for free cash flow growth. Delaware’s disciplined, research-intensive selection process is designed to identify catalysts such as:

•	management changes;

•	new products;

•	structural changes in the economy; or

•	corporate restructurings and turnaround situations.

Delaware’s allocated portion of the  Fund will generally hold 25 to 30 stocks, although from time to time Delaware’s allocated portion of the Fund may hold fewer or more names depending on its assessment of the investment opportunities available. Delaware maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the Fund if it were to experience a period of slow or declining growth.

MGI FUNDS™

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2010, AS SUPPLEMENTED ON AUGUST 13, 2010,
OCTOBER 1, 2010, OCTOBER 20, 2010, AND DECEMBER 16, 2010

The date of this Supplement is January 20, 2011.

The following changes are made in the Statement of Additional Information of MGI Funds:

1.           In the section entitled “Subadvisors and Portfolio Managers,” the following information is added immediately following the description of Tygh Capital Management, Inc. on page 42:

Delaware Management Company (“Delaware”), 2005 Market Street, Philadelphia, Pennsylvania  19103, serves as a subadvisor to the MGI US Small/Mid Cap Growth Equity Fund.  Delaware is a series of Delaware Management Business Trust, which is an indirect subsidiary of Macquarie Group, Ltd.  Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services.  Delaware is an investment adviser registered with the SEC.

2.           In Appendix B, entitled “Proxy Voting Policies,” the following is added immediately following the proxy voting policies and procedures of Tygh Capital Management, Inc. on page B-135:

Delaware Investment Advisers

Summary of Proxy Voting Policies and Procedures

(February 2010)

Delaware Investment Advisers (the “Adviser”) will vote proxies on behalf of clients pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for its clients. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of clients.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a wholly owned subsidiary of RiskMetrics Group (“RiskMetrics”), to analyze proxy statements on behalf of its clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for a client, ISS/RiskMetrics will create a record of the vote that will be available to clients as requested. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of its clients.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of clients. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

The Adviser also has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of clients are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of clients. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of clients. Clients may request that their client services representative provide them with a complete copy of the Procedures and information on how their securities were voted by the Adviser.

3.           In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” the following information is added immediately following the tables containing Other Accounts information for Tygh Capital Management, Inc. on page C-11:

Delaware Management Company (“Delaware”)

Each portfolio manager’s compensation consists of the following:

Base Salary.  Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus.  Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors.   Generally, of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk.  The total amount available for payment of bonuses is based on the revenues associated with the products managed by the team.  The amount of this bonus pool is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share.  The pool is allotted based on subjective factors (50%) and objective factors (50%).  The subjective portion of the pool is allocated to team members within the discretion of senior management.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team’s standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

The following charts list certain information about types of other accounts for which each portfolio manager is primarily responsible as of December 31, 2010 unless otherwise noted.  Any accounts managed in a personal capacity appear under "Other Accounts" along with the other accounts managed on a professional basis.  The personal account information is current as of June 30, 2010.

In addition to the Fund, Mr. Bonavico manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	29	$5.5 billion	1	$92.7 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	49	$4.6 billion	4	$486.4 million
*As of December 31, 2010

In addition to the Fund, Mr. Broad manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	25	$4.4 billion	1	$92.7 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	51	$4.6 billion	4	$486.4 million
*As of December 31, 2010